Exhibit 99.1

LSC Communications Stockholders Approve Combination with Quad/Graphics

Chicago, Il, February 25, 2019 — LSC Communications, Inc. (NYSE: LKSD) (“LSC Communications”) today announced that at a special meeting held on February 22, 2019, its stockholders voted to adopt the merger agreement and approve the previously announced combination with Quad/Graphics, Inc. (NYSE: QUAD) (“Quad”). More than 70% of the LSC Communications outstanding shares, and more than 98% of the shares voted, voted in favor of the merger with Quad/Graphics.

Thomas J. Quinlan III, LSC Communications Chairman, Chief Executive Officer and President, said, “We thank the LSC Communications stockholders for their support of this combination. Together with Quad, we will be better positioned in the dynamic industry environment to efficiently serve our clients though a broader set of offerings to help meet and manage their needs. We look forward to continuing to work closely with Quad to bring this transaction to a close.”

Quad separately announced today that its shareholders also voted at a special meeting of Quad shareholders to approve the issuance of Quad Class A common stock to LSC stockholders in connection with the merger.

The transaction is expected to close in mid-2019, subject to customary closing conditions.

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications (NYSE: LKSD) is a global leader in print and digital media solutions. The company’s traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, LSC’s supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

Forward-Looking Statements

LSC Communications has made forward-looking statements in this news release that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of LSC Communications. Generally, forward-looking statements include information concerning possible or assumed future actions, events, or results of operations of LSC Communications. These statements may include, or be preceded or followed by, the words “anticipates,” “estimates,” “expects,” “projects,” “forecasts,” “intends,” “plans,” “continues,” “believes,” “may,” “will,” “goals” or variations of such words and similar expressions. Examples of forward-looking statements include, but are not limited to, statements, beliefs and expectations regarding our business strategies, market potential, future financial performance, dividends, costs to be incurred in connection with the separation, results of pending legal matters, our goodwill and other intangible assets, price volatility and cost environment, our liquidity, our funding sources, expected pension contributions, capital expenditures and funding, our financial covenants, repayments of debt, off-balance sheet arrangements and contractual obligations, our accounting policies, general views about future operating results and other events or developments that we expect or anticipate will occur in the future. These forward-looking statements are subject to a number of important factors, including those factors disclosed in “Item 1A Risk Factors” in Part I in our annual report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on February 19, 2019, that could cause our actual results to differ materially from those indicated in any such forward-looking statements. These factors include, but are not limited to: (1) the competitive market for our products and industry fragmentation affecting our prices; (2) inability to improve operating efficiency to meet changing market conditions; (3) changes in technology, including electronic substitution and migration of paper based documents to digital data formats; (4) the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; (5) the effects of global market and economic conditions on our customers; (6) the effect of economic weakness and constrained advertising; (7) uncertainty about future economic conditions; (8) increased competition as a result of consolidation among our competitors; (9) our ability to successfully integrate recent and future acquisitions; (10) factors that affect customer demand, including changes in postal rates, postal regulations, delivery systems and service levels, changes in advertising markets and customers’ budgetary constraints; (11) our ability to access debt and the capital markets due to adverse credit market conditions; (12) the effects of seasonality on our core businesses; (13) the effects of increases in capital expenditures; (14) changes in the availability or costs of key print and office products production materials (such as paper, ink, energy, and other raw materials), the tight labor market, the availability of labor at our vendors or in prices received for the sale of by-products; (15) performance issues with key suppliers; (16) our ability to maintain our brands and reputation; (17) the retention of existing, and continued attraction of additional customers and key employees, including management; (18) the effect of economic and political conditions on a regional, national or international basis; (19) the effects of operating in international markets, including fluctuations in currency exchange rates; (20) changes in environmental laws and regulations affecting our business; (21) the ability to gain customer acceptance of our new products and technologies; (22) the effect of a material breach of or disruption to the security of any of our or our vendors’ systems; (23) the failure to properly use and protect customer and employee information and data; (24) the effect of increased costs of providing health care and other benefits to our employees; (25) the effect of catastrophic events; (26) the impact of the U.S. Tax Cuts and Jobs Act (“Tax Act”); (27) increases in requirements to fund or pay withdrawal costs or required contributions related to LSC Communications’ pension plans; (28) we may be unable to consummate the merger; (29) the merger agreement limits LSC’s ability to pursue alternatives to the merger that might result in greater value to LSC stockholders than the merger; (30) failure to consummate the merger could negatively impact the stock price and the future business and financial results of LSC; (31) LSC may incur significant transaction and merger-related costs in connection with the merger, which may be in excess of those anticipated; and (32) LSC may be a target of further securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the merger from being consummated.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Undue reliance should not be placed on such statements, which speak only as of the date of this document or the date of any document that may be incorporated by reference into this document.

Consequently, readers of this news release should consider these forward-looking statements only as LSC Communications’ current plans, estimates and beliefs. LSC Communications does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. LSC Communications undertakes no obligation to update or revise any forward-looking statements in this news release to reflect any new events or any change in conditions or circumstances.

LSC Communications Investor Relations Contact

Janet Halpin

Senior Vice President, Treasurer and Investor Relations, LSC Communications

773-272-9275

investor.relations@lsccom.com

LSC Communications Media Contacts

Steve Frankel / Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449